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                                                                    EXHIBIT 4.02



                              AMENDED AND RESTATED
                             MASTER RIGHTS AGREEMENT


                  This Master Rights Agreement (the "Agreement") is made and entered into as of the 31st day of October, 1995 by and among AtheroGenics, Inc., a Georgia corporation (the "Company"), Alliance Technology Ventures, Limited Partnership, a Delaware limited partnership ("Alliance"), ATV/GP Parallel Fund, Limited Partnership, a Delaware limited partnership ("ATV/GP"), ATV/MFJ Parallel Fund, Limited Partnership, a Delaware limited partnership ("ATV/MFJ"), Intelligent Systems Corporation, a Georgia corporation ("Intelligent Systems"), International Murex Technologies Corp., a company organized under the laws of British Columbia, Canada ("Murex"), Sanderling III Limited, a Cayman Islands limited partnership ("Sanderling Limited"), Sanderling Venture Partners III, a California limited partnership, ("Sanderling Venture"), Sanderling III Biomedical, a California limited partnership ("Sanderling Biomedical"), Sanderling Ventures Management, a California limited partnership, ("Sanderling Management") and New York Life Insurance Company, a New York corporation ("NY Life").


                                    AGREEMENT

                  In consideration of the following mutual covenants and agreements, and subject to the terms and conditions set forth herein, the parties hereto agree as follows:

                                   ARTICLE I.

         1.1 Definitions. The following definitions shall be applicable to the terms set forth below as used in this Agreement:

                  (a) "Affiliates." The term "Affiliate" shall mean, with respect to any Person, any other Person which directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.

                  (b) "Articles." The term "Articles" shall mean the Company's Articles of Incorporation, as amended from time to time.

                  (c) "Board." The term "Board" shall mean the Board of Directors of the Company.

                  (d) "Budget." The term "Budget" shall have the meaning set forth in Section 2.1(d) hereof.



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                  (e)      "Commission." The term "Commission" shall mean the
Securities and Exchange Commission or any other federal agency at the time administering the federal securities laws.

                  (f) "Common Stock." The term "Common Stock" shall mean the Company's Common Stock as constituted on the date hereof.

                  (g) "Company's Notice." The term "Company's Notice" shall have the meaning set forth in Section 3.3 hereof.

                  (h) "Conversion Shares." The term "Conversion Shares" shall mean any Common Stock issued or issuable upon conversion of the Preferred Stock held by the Investors.

                  (i) "Equity Securities." The term "Equity Securities" shall have the meaning set forth in Section 2.3 hereof.

                  (j) "GAAP." The term "GAAP" shall mean generally accepted accounting principles (as such principles are applied in the United States of America as of the date of the financial statement with respect to which the term is used), consistently applied.

                  (k) "Initiating Holders." The term "Initiating Holders" shall mean the holders of Registrable Stock initially requesting registration of Registrable Stock pursuant to Section 3.1 of this Agreement.

                  (l) "Investors." The term "Investors" shall mean Alliance, ATV/GP, ATV/MFJ, Intelligent Systems, Murex, Sanderling Limited, Sanderling Venture, Sanderling Biomedical, Sanderling Management and NY Life, their respective successors and assigns and any other holder of Preferred Stock or of warrants, options or other rights to acquire Preferred Stock who by amendment is added as a party to this Agreement.

                  (m) "Investors' Notice." The term "Investors' Notice" shall have the meaning set forth in Section 3.3 hereof.

                  (n) "Long-Form Registration Statement." The term "Long-Form Registration Statement" shall mean a registration statement on Form S-1, Form S-2, Form SB-1 or Form SB-2, or any similar form of registration statement adopted by the Commission from and after the date hereof.

                  (o) "Permitted Transferees." The term "Permitted Transferees" of an Investor shall mean (i) any other Investor; (ii) any Affiliate of any Investor; (iii) any one or more members of a class consisting of the spouse, children and grandchildren of an Investor, or a trust for the benefit of any one or more members of such class; or (iv) any shareholder or


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partner of any non-natural Investor upon a pro rata distribution by a partnership to its partners or otherwise upon the dissolution or liquidation of the non-natural Investor.

                  (p) "Person." The term "Person" shall mean any individual, firm, corporation, partnership, trust, joint venture, governmental authority or other entity, and shall include any successor (by merger or otherwise) of such entity.

                  (q) "Preferred Stock." The term "Preferred Stock" shall mean the Company's Series A Convertible Preferred Stock and Series B Convertible Preferred Stock.

                  (r) "Prospective Sellers." The term "Prospective Sellers" shall have the meaning set forth in Section 3.6(a)(ii) hereof.

                  (s) "Register." The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act.

                  (t) "Registrable Stock." The term "Registrable Stock" shall mean (i) any Common Stock issued or issuable upon conversion of the Preferred Stock held or acquired by any of the Investors; (ii) any Common Stock issued or issuable with respect to the Conversion Shares by reason of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock now held or hereafter acquired by Persons holding the securities described in clauses (i) and (ii) above. A Person shall be deemed to be a holder of Registrable Stock when such Person has a right to acquire such Registrable Stock (whether by conversion or otherwise) regardless of whether such acquisition has actually been effected. Each share of Registrable Stock shall continue to be Registrable Stock in the hands of each subsequent holder thereof subject to the limitations set forth in Section 3.14 hereof; provided that each share of Registrable Stock shall cease to be Registrable Stock when transferred (x) to any Person who is not a Permitted Transferee or if the transfer does not comply with the terms of this Agreement, (y) pursuant to a registered public offering, or (z) in accordance with Rule 144 promulgated by the Commission under the Securities Act.

                  Notwithstanding anything to the contrary herein, the term "Registrable Stock" (solely for the purposes of Sections 3.3 to 3.8, inclusive, 3.10 and 3.13) shall include (i) any Common Stock outstanding on the date hereof and (ii) any Common Stock issued out of the Reserved Shares. Moreover, the registration rights for such Registrable Stock described in the immediately preceding sentence shall not be transferable, except in a transfer to a Permitted Transferee.


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                  (u)      "Requesting Holders." The term "Requesting Holders"
shall have the meaning set forth in Section 3.1(c) hereof.

                  (v) "Reserved Shares." The term "Reserved Shares" shall mean shares of Common Stock reserved for issuance to directors, officers, employees and consultants upon the exercise of outstanding or future options of the Company.

                  (w) "Securities Act." The term "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (x) "Short-Form Registration Statement." The term "Short-Form Registration Statement" shall mean a registration statement on Form S-3 or any similar form of registration statement adopted by the Commission from and after the date hereof.

         1.2 Additional Definitions. In addition to the foregoing, capitalized terms used in this Agreement and not otherwise defined in this
Article I shall have the meanings so given to such terms herein.


                                   ARTICLE II.
                   COVENANTS OF THE COMPANY AND THE INVESTORS


         2.1 Accounting; Financial Statements and Other Information; Inspection Rights.

                  (a) Accounting. The Company shall maintain and cause each of its subsidiaries to maintain a system of accounting established and administered in accordance with GAAP and shall set aside on its books and cause each of its operating subsidiaries to set aside on its books all such proper reserves as shall be required by GAAP.

                  (b) Financial Statements. So long as there are any shares of Preferred Stock outstanding and an Investor holds not less than 7.5% of the outstanding Preferred Stock, the Company shall deliver to each such Investor, within 90 days after the end of each fiscal year of the Company, a consolidated and consolidating balance sheet of the Company and its subsidiaries as of the end of such year and consolidated and consolidating statements of operations, cash flows and stockholders' equity (deficit) of the Company and its subsidiaries for such year, setting forth in each case comparisons to the Budget and the previous fiscal year, all in reasonable detail and accompanied by the opinion thereon of independent public accountants of national standing, which opinion shall not be qualified and shall state that the financial statements were prepared in accordance with GAAP applied on a basis consistent with that of the previous fiscal year, fairly present the consolidated financial condition of the Company as of the date thereof and for the periods covered thereby and that the audit by such accountants in


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connection with such financial statements has been made in accordance with generally accepted auditing standards.

                  (c) Additional Information. So long as there are any shares of Preferred Stock outstanding and an Investor Stock holds not less than 7.5% of the outstanding Preferred, the Company shall deliver to each such
Investor:

                           (i)      within 30 days after the end of each of (A)
the monthly accounting periods, and (B) the quarterly accounting periods in each fiscal year of the Company, a consolidated and consolidating balance sheet of the Company and its subsidiaries as of the end of each such period, and consolidated and consolidating statements of operations, cash flows and stockholders' equity (deficit) of the Company and its subsidiaries and changes in consolidated and consolidating financial position of the Company and its subsidiaries for each such period and for the period from the beginning of the current fiscal year to the end of such monthly or quarterly period, setting forth in each case comparisons to the Budget and the corresponding periods of the previous fiscal year, all in reasonable detail and certified by the chief financial officer of the Company;

                           (ii)     concurrently with the delivery of each of
the financial statements referred to in Sections 2.1(b) and 2.1(c)(i) above, an executed written report by the chief executive officer of the Company with respect to the operations of the Company during the period covered by such statements, including a discussion, in reasonable detail, of operating results versus Budget and of problems and achievements versus goals and milestones and setting forth goals and milestones for the ensuing month, quarter and year;

                           (iii)    within 90 days after the end of each fiscal
year of the Company, a copy of any management letter delivered to the Company by its independent public accountants with respect to such year;

                           (iv)     promptly (but in any event within ten days)
after any material adverse event or circumstance affecting the Company or any of its subsidiaries (including, but not limited to, the filing of any material litigation against the Company or any of its subsidiaries and the discovery that the Company or any of its subsidiaries is not, or with the passage of time will not be, in compliance with any provision of this Agreement, its Bylaws, the Articles or any other material agreement of the Company or any of its subsidiaries), a notice specifying the nature and period of existence thereof, and the actions the Company has taken and/or proposes to take with respect thereto; and

                           (v)      promptly (but in any event within ten days)
after transmission thereof, copies of any general communication from the Company or any of its subsidiaries to its stockholders, directors or the financial community at large, and any reports filed by the Company or any of its subsidiaries with any securities exchange, the National Association of Securities Dealers, Inc., any state official or agency charged with securities regulation, the


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Commission or any other governmental agency, domestic or foreign (including, without limitation, any correspondence between the Company or any of its subsidiaries and any of the foregoing which contains information materially adverse to the Company or any of its subsidiaries).

                  (d)      Annual Budget.

                           (i)      Prior to each December 31, the Company shall
prepare a Budget (the "Budget") for each succeeding 12-month period commencing each subsequent January 1, which shall meet the approval of the Board. The initial draft of the Budget will be prepared by the chief executive officer of the Company and submitted to all Board members at least 15 days prior to the meeting at which it is to be considered and in no event later than November 1st of each year. The Budget shall contain the current business and marketing plans of the Company for the 12-month period covered by it, including but not limited to, cash flow and pro forma profit and loss statements for each month included in such period. The Company agrees to use its best efforts to conduct its business in conformity with the Budget.

                           (ii)     At each meeting of the Board, operating
management will report on the receipts and expenditures of the Company as of a date reasonably close to the date of the meeting and will recommend for action by the Board any changes in the Budget which it considers necessary or appropriate. Unless provided for in the Budget, no expenditure may be made by or on behalf of the Company without action by the Board.

                           (iii)    The Budget may be amended or otherwise
modified by the Board at such time or times as the Board deems appropriate.

                           (iv)     So long as there are any shares of Preferred
Stock outstanding and an Investor holds not less than 7.5% of the outstanding Preferred Stock, the Company shall furnish to each such Investor (in person or by first-class mail) a copy of such Budget at least 30 days prior to the commencement of the period covered by such Budget.

                  (e) Inspection Rights. The Company shall permit any Investor or any representative designated by any Investor, at such Investor's expense, to visit and inspect any of the properties of the Company or any of its subsidiaries, including its and their books of account (and to make copies thereof and to take extracts therefrom), and to discuss its and their affairs, finances and accounts with its and their officers or employees and with representatives of the Company's lenders, all at such reasonable times and as often as may be reasonably requested; provided that such rights shall be exercised in a manner so as not to materially and adversely disrupt the ordinary course of business of the Company or any of its subsidiaries.

                  (f) Limitation of Rights. The rights of the Investors to receive the information and conduct any inspections provided for in this Section
2.1 are subject to the right of the Company, prior to any such receipt of information or inspection by any person, to demand


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that such person hold all such information confidential and sign a confidentiality agreement in a form mutually acceptable to the Company and the Investors ("Confidentiality Agreement"). The receipt by any third person of such information shall be subject to the prior receipt by the Company of a signed Confidentiality Agreement from that third person.

                  2.2      Right of First Refusal for Issuance of Equity
Securities.

                           (a)      If the Company determines to issue any
additional shares of its capital stock, or warrants, options, rights or other securities convertible into its capital stock (collectively, the "Equity Securities"), from and after the date of this Agreement for the purpose of financing its business, the Company shall first give each of the Investors then holding Preferred Stock the right to purchase such Equity Securities by delivering to them a written offer which shall state the price and other terms and conditions of the proposed issuance. If the Company proposes to issue the Equity Securities for consideration other than solely cash and/or promissory notes, the offer to the Investors then holding Preferred Stock shall, to the extent of such consideration, permit such Investors to pay in lieu thereof, cash equal to the fair market value of such consideration, and the offer shall state the Company's estimate of such fair market value. The Board shall fix the period of the offer which shall be a minimum of 30 days or such longer period as is necessary to determine the fair market value of the consideration referred to in the preceding sentence. Each Investor then holding Preferred Stock shall have the right to assign any of the rights such Investor may have to purchase Equity Securities under this Section 2.2 to any Permitted Transferee.

                           (b)      An Investor then holding Preferred Stock may
accept an offer only by giving written notice to the Company before the offer expires that such Investor has accepted the offer to purchase some or all of the securities offered (the "Accepted Securities"); provided, however, that the maximum number or amount of securities such Investor shall be entitled to purchase shall be equal to that number or amount of securities to be issued multiplied by a fraction, the numerator of which shall be the aggregate number of Conversion Shares to which such Investor is entitled and the denominator of which shall be the aggregate number of shares of voting capital stock of the Company then outstanding. Notwithstanding the foregoing, any such Investor may, at the time it accepts the offer, subscribe to purchase any or all securities offered ("Oversubscription Securities") which may be available as a result of the rejection, or partial rejection, of the offer by other such Investors. All Oversubscription Securities shall be allocated on a pro rata basis among those Investors subscribing to purchase them. If any such Investor declines to purchase all or part of such Investor's pro rata allocation of Oversubscription Securities, any remaining Oversubscription Securities shall be offered, on a pro rata basis, to those Investors electing to purchase Oversubscription Securities. The sale of Oversubscription Securities shall continue pursuant to the process set forth in the immediately preceding sentence until all of the Equity Securities have been purchased by the Investors or until no Investor desires to purchase any remaining Oversubscription Securities.


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                  Promptly following the expiration of the offer, the Company shall allocate the securities subscribed for among the Investors then holding Preferred Stock accepting or partially accepting the offer (the "Subscribing Holders") in the manner described in the immediately preceding paragraph and shall by written notice (the "Acceptance Notice") advise all Subscribing Holders of the number or amount of securities allocated to each of the Subscribing Holders. Within ten days following receipt of the Acceptance Notice, each of the Subscribing Holders shall deliver to the Company payment in full for the Accepted Securities purchased by it against delivery by the Company to each Subscribing Holder of a certificate or certificates evidencing the Accepted Securities purchased by it.

                  To the extent the offer is not subscribed in full by the Investors then holding Preferred Stock, the Company may, for a period of 90 days thereafter, issue and sell the unaccepted securities, or any of them, at the same price, and upon the other terms and conditions specified in such offer, to any Person or Persons.

                  (c) Notwithstanding the provisions of this Section 2.2, the Company shall not be required to first offer the Equity Securities to Investors holding Preferred Stock if:

                           (i)      the issuance is pursuant to the conversion
of any shares of the Preferred Stock;

                           (ii)     the Company proposes to issue Reserved
Shares, or nontransferable options to purchase Common Stock, for cash only, to its officers or employees, or officers or employees of any of its subsidiaries, or to outside consultants or contractors in connection with services performed for the Company, pursuant to employment or compensation plans or other arrangements approved by the Company's Board, provided the total of all such shares does not exceed 800,000 shares;

                           (iii)    the issuance is in connection with any stock
split, stock dividend or recapitalization of the Company;

                           (iv)     the issuance is pursuant to an underwritten
public offering;

                           (v)      the issuance is pursuant to the acquisition
of another company;

                           (vi)     the issuance is to Pheonix Growth Capital
Corp., or its Affiliate or assignee, in connection with an equipment lease facility for the Company, provided the total of all such shares does not exceed 12,500 shares;

                           (vii)    the issuance is to International Murex
Technologies Corporation, or its Affiliate or assignee, in connection with the Company's rental obligations under that certain Sublease Agreement dated March 1, 1995 or in connection with certain capital


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leasehold improvements made to the leased premises pursuant to that certain
Letter Agreement dated September 11, 1995, provided the total of all such shares does not exceed 200,294 shares;

                           (viii)   the issuance is to Emory University pursuant
to the terms of that certain Common Stock Purchase Agreement dated January 11, 1995; or

                           (ix)     the issuance is to one or more of the
holders of the Preferred Stock upon the exercise of warrants to purchase shares of Series B Convertible Preferred Stock issued pursuant to that certain Series B Convertible Preferred Stock Purchase Agreement of even date herewith.

                  2.3       Reserved Shares.

                           (a)      The Reserved Shares shall be issued from
time to time to directors, officers, employees and consultants of the Company under such arrangements, contracts or plans as are recommended by the management of the Company and approved by the unanimous consent of those members of the Board of Directors elected by the holders of Preferred Stock.

                           (b)      Unless otherwise approved by the unanimous
consent of those members of the Board of Directors elected by the holders of Preferred Stock, any such arrangements, contracts or plans with respect to the Reserved Shares shall not provide for a vesting schedule at a rate in excess of 20% per annum from the date of issuance. Unless otherwise approved by the unanimous consent of those members of the Board of Directors elected by the holders of Preferred Stock, holders of the Reserved Shares shall be required to execute Stock Restriction Agreements substantially in the form of Exhibit 2.3.

                  2.4 Patent, Copyright and Nondisclosure Agreement. Unless otherwise approved by the unanimous consent of those members of the Board of Directors elected by the holders of Preferred Stock, the Company shall require all present and future officers, directors and technical employees of, and consultants to, the Company and its subsidiaries to execute and deliver a Patent, Copyright and Nondisclosure Agreement substantially in the form of
Exhibit 2.4.

                  2.5 Stock Restriction and Optionee Restriction Agreements. Unless otherwise approved by the unanimous consent of those members of the Board of Directors elected by the holders of Preferred Stock, the Company shall cause all future purchasers of, and all future holders of options to purchase, the Company's Common Stock who are employees or consultants of the Company to execute and deliver a Stock Restriction Agreement or Optionee Restriction Agreement substantially in the form of Exhibits 2.3 and 2.5, respectively.

                  2.6 Termination of Company Agreements. The provisions of Sections 2.1 through 2.5 above shall remain in full force and effect so long as any Preferred Stock remains outstanding.


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                  2.7      Board of Directors. Unless otherwise approved by the
holders of a majority of the outstanding shares of Preferred Stock, the Articles shall, for so long as any shares of Preferred Stock remain outstanding, provide for a Board of Directors of up to seven members. The Investors hereby agree (a) not to exercise their right to vote to enlarge the Board from its current four members to seven members prior to April 1, 1996 and (b) not to take any action, prior to April 1, 1996, to remove or replace any of the current directors unless holders of more than fifty percent (50%) of the outstanding shares of Preferred Stock agree to such action.

                                  ARTICLE III.
                               REGISTRATION RIGHTS

                  3.1      Required Registrations.

                           (a)      If, at any time after the earlier to occur
of January 1, 2001 or six months after the effective date of the first registration statement filed by the Company covering an offering of the Company's securities (other than a registration relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a transaction under Rule 145 of the Securities Act, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Stock), holders of at least 40% of the Registrable Stock then outstanding propose to dispose of at least 20% of the Registrable Stock then outstanding or any lesser percentage if the anticipated aggregate offering price would exceed $15,000,000, then such holders may request the Company in writing to effect such registration, stating the form of registration statement under the Securities Act to be used (subject to the Company being eligible to use such registration statement), the number of shares of Registrable Stock to be disposed of and the intended method of disposition of such shares.

                           (b)      If, at any time at which the Company is
eligible to file a registration statement on a Short-Form Registration Statement, holders of Registrable Stock propose to dispose of shares of Registrable Stock which such holders in their good faith discretion determine would have an anticipated aggregate offering price of at least $1,000,000 pursuant to a Short-Form Registration Statement, then such holders may request the Company in writing to effect such registration on a Short-Form Registration Statement, stating the form of such registration statement under the Securities Act to be used, the number of shares of Registrable Stock to be disposed of and the intended method of disposition of such shares.

                           (c)      Upon receipt of the request of the holders
pursuant to Section 3.1(a) or Section 3.1(b) above (in the case of Section 3.1(a) or Section 3.1(b), hereinafter referred to as the "Initiating Holders"), the Company shall give prompt written notice thereof to all other holders of Registrable Stock. Subject to the provisions of Section 3.2 below, the Company shall (i) with respect to Section 3.1(a), use its best efforts promptly to effect, and (ii) with respect to Section 3.1(b) shall promptly effect, the registration under the Securities Act of all shares of Registrable Stock specified in the requests of the Initiating Holders and the requests (stating the


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number of shares of Registrable Stock to be disposed of and the intended method of disposition of such shares) of other holders of shares of Registrable Stock ("Requesting Holders") given within 30 days after receipt of such notice from the Company.

                  3.2      Limitations on Required Registration.

                           (a)      The Company shall not be required to prepare
and file more than two Long-Form Registration Statements, which actually become or are declared effective, at the request of the Initiating Holders pursuant to
Section 3.1(a) hereof. The two required filings shall include any Long-Form Registration Statement filed and subsequently withdrawn at the request of the Initiating Holders unless such request is prompted by market conditions. Nothing contained herein, however, shall limit the Company's obligation from time to time to prepare and file a Short-Form Statement requested by the Initiating Holders pursuant to Section 3.1(b) hereof.

                           (b)      Only Common Stock may be included in a
registration, and, whenever a registration requested by holders of Registrable Stock is for a firm commitment underwritten offering, if the Initiating Holders determine that the number of shares of Common Stock so included which are to be sold by the holders of Registrable Stock is limited due to market conditions, the holders (including both the Initiating Holders and the Requesting Holders) of Registrable Stock proposing to sell their shares in such underwriting and registration shall share pro rata in the available portion of the registration in question, such sharing to be based upon the number of shares of Registrable Stock then held by such holders, respectively. If any holder of Registrable Stock disapproves of the terms of the underwriting, such holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Stock so withdrawn shall also be withdrawn from registration; provided, however, that, if by the withdrawal of such Registrable Stock, a greater number of shares of Registrable Stock held by other holders of Registrable Stock may be included in such registration (up to the maximum of any limitation imposed by the Initiating Holders), then the Company shall offer to all holders of Registrable Stock who have included Registrable Stock in the registration the right to include additional Registrable Stock in the same proportion used in determining the limitation imposed by the provisions of this Section 3.2(b).

                           (c)      The Company shall not be required to prepare
and file a registration statement pursuant to Section 3.1 hereof which could become effective within 180 days following the effective date of any registration statement filed by the Company with the Commission pertaining to an underwritten public offering of securities for cash for the account of the Company if the Initiating Holders' request for registration is received by the Company subsequent to such time as the Company in good faith gives written notice to the holders of Registrable Stock that the Company is commencing to prepare a Company-initiated registration statement and the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.


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                           (d)      Notwithstanding the foregoing, if the
Company shall furnish to the Initiating Holders and Requesting Holders a certificate signed by the president of the Company stating that, in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any 12-month period.

                  3.3 Incidental Registration . If the Company at any time proposes to register any of its securities for sale for its own account or for the account of any other Person (other than a registration relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Rule 145 transaction, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Stock), it shall each such time give written notice (the "Company's Notice"), at its expense, to all holders of Registrable Stock of its intention to do so at least 45 days prior to the filing of a registration statement with respect to such registration with the Commission. If any holder of Registrable Stock desires to dispose of all or part of its Registrable Stock, it may request registration thereof in connection with the Company's registration by delivering to the Company, within 30 days after receipt of the Company's Notice, written notice of such request (the "Investors' Notice") stating the number of shares of Registrable Stock to be disposed of and the intended method of disposition of such shares by such holder or holders. The Company shall use its best efforts to cause all shares of Registrable Stock specified in the Investors' Notice to be registered under the Securities Act so as to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by such holder or holders of the shares so registered, subject, however, to the limitations set forth in Section 3.4 hereof.

                  3.4      Limitations on Incidental Registration.

                           (a)      If the registration of which the Company
gives notice pursuant to Section 3.3 above is for the purpose of permitting a disposition of securities by the Company pursuant to a firm commitment underwritten offering, the notice shall so state, and the Company shall have the right to limit the aggregate size of the offering or the number of shares to be included therein by stockholders of the Company if requested to do so in good faith by the managing underwriter of the offering and only securities which are to be included in the underwriting may be included in the registration.

                           (b)      Whenever the number of shares which may be
registered pursuant to Section 3.3 is limited by the provisions of Section 3.4(a) above, the holders of Registrable Stock shall have priority as to sales over the other holders of the Company's securities and the Company shall cause such other holders to withdraw from such offering to the extent necessary to allow all requesting holders of Registrable Stock to include all of the shares so requested to be included within such registration. Whenever the number of shares which may be registered pursuant to Section 3.3 is still limited by the provisions of Section 3.4(a) above, after the withdrawal of the other holders of the Company's securities, the Company shall have priority as to sales over the holders of Registrable Stock and each holder hereby agrees that it shall withdraw its securities from such registration to the extent necessary to allow the Company to include all the shares which the Company desires to sell for its own account to be included within such registration; provided, that, except with respect to the first Long-Form Registration Statement effected by the Company on its own initiative, in no event shall the Registrable Stock requested to be included pursuant to Section 3.3 above be reduced below 20% of the total amount of securities included in such offering. The holders of Registrable Stock given rights by Section 3.3 above shall share pro rata in the available portion of the registration in question, such sharing to be based upon the number of shares of Registrable Stock then held by each of such holders, respectively.

                  3.5 Designation of Underwriter. In the case of any registration initiated by the Initiating Holders pursuant to the provisions of
Section 3.1 hereof which is proposed to be effected pursuant to a firm commitment underwriting and, subject to the approval of the Company, which approval shall not be unreasonably withheld, the Initiating Holders shall have the right to designate the managing underwriter, and all holders of Registrable Stock participating in the registration shall sell their shares only pursuant to such underwriting.

                  3.6      Registration Procedures.

                           (a)      If and when the Company is required by the
provisions of this Agreement to use its best efforts to effect the registration of shares of Registrable Stock, the Company shall:

                                    (i)      prepare and file with the
Commission a registration statement (the form and substance of which shall be subject to the approval of the holders of a majority of the Registrable Stock to be included in such registration) with respect to such shares and use its best efforts to cause such registration statement to become and remain effective for a period described in Section 3.15 hereof;

                                    (ii)     prepare and file with the
Commission such amendments and supplements to such registration statement and the prospectuses used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the holder or holders of Registrable Stock who have requested that any of their shares be sold or otherwise disposed of in connection with the registration (the "Prospective Sellers");

                                    (iii)    furnish to each Prospective Seller
such number of copies of each prospectus, including preliminary prospectuses, in conformity with the requirements of the Securities Act, and such other documents, as the Prospective Seller may reasonably request in order to facilitate the public sale or other disposition of the shares owned by it;

                                    (iv)     use its best efforts to register or
qualify the shares covered by such registration statement under such other securities or blue sky or other applicable laws of such jurisdictions as each Prospective Seller shall reasonably request to enable such seller to consummate the public sale or other disposition of the shares owned by such seller, provided that the Company shall not be required in connection therewith or as an election thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

                                    (v)      upon written request, furnish to
each Prospective Seller a signed counterpart, addressed to the Prospective Sellers and their underwriters, if any, of: (A) an opinion of counsel for the Company, dated the effective date of the registration statement; and (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement; covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to the events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in the opinions of issuers' counsel and in accountants' letters delivered to the underwriters in connection with underwritten public offerings of securities;

                                    (vi)     cause all such Registrable Stock to
be listed on each securities exchange or other securities trading market on which similar securities issued by the Company are then listed;

                                    (vii)    provide a transfer agent and
registrar for all such Registrable Stock not later than the effective date of such registration statement;

                                    (viii)   enter into such customary
agreements (including an underwriting agreement) and take all such other customary actions as the holders of a majority of the Registrable Stock being sold reasonably request in order to expedite or facilitate the disposition of such Registrable Stock; and

                                    (ix)     make available for inspection by
any Prospective Seller, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with the preparation of such registration statement.

                           (b)      Each Prospective Seller of Registrable
Stock, shall furnish to the Company such information as the Company may reasonably require from the Prospective Seller for inclusion in the registration statement (and the prospectus included therein).

                           (c)      The Prospective Sellers shall not (until
further notice) effect sales of the shares covered by the registration statement after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus.

                  3.7      Expenses of Registration.

                           (a)      All expenses incurred in effecting any
registration requested pursuant to Section 3.1 or 3.3 hereof, including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company, fees and disbursements of one counsel for the holders of Registrable Stock selected by the holders of a majority of the Registrable Stock so to be offered for sale and reasonably acceptable to the Company, expenses of any audits incidental to or required by any such registration, and reasonable expenses of all marketing and promotional efforts requested by the managing underwriter shall be borne by the Company; provided, however, that each Prospective Seller shall bear its own underwriting discounts or brokerage fees or commissions relating to the sale of its Registrable Stock.

                  3.8      Indemnification.

                           (a)      In the event of any registration of any of
its securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Investor requesting or joining in a registration of such securities, each underwriter (as defined in the Securities
Act), each officer, director and partner of any Investor or underwriter and each controlling person of any Investor or underwriter, if any (within the meaning of the Securities Act), against any expenses, losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which such Investor, underwriter, officer, director, partner or controlling person may be subject under the Securities Act, under any other statute or at common law, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any securities being registered or any other document, or any amendment or supplement thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made or (ii) any violation by the Company of the Securities Act or any blue sky law, or any rule or regulation promulgated under the Securities Act or any blue sky law, or any other law, applicable to the Company in connection with any such registration, qualification or compliance of any shares of Registrable Stock, and shall reimburse each such Investor, underwriter, officer, director, partner or controlling person for any legal or other expenses reasonably incurred by such Investor, underwriter, officer, director, partner or controlling person in connection with investigating, preparing or defending any such expense, loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Investor, underwriter, officer, director, partner or controlling person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or omission made in such registration statement, preliminary prospectus, summary prospectus, final prospectus or any other document, or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Investor, underwriter, officer, director, partner or controlling person, respectively, specifically for use therein. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of such Investor, underwriter, officer, director, partner or controlling person, and shall survive the transfer of such securities by such Investor.

                           (b)      The Company may require, as a condition to
including any Registrable Stock of a Prospective Seller in any registration statement filed pursuant to Section 3.1 or Section 3.3, that the Company shall have received an undertaking satisfactory to it from such Prospective Seller, severally and not jointly, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.8(a)) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other person, if any, who controls the Company within the meaning of the Securities Act (except the indemnifying Investor, if such indemnifying Investor so controls the Company), with respect to (i) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any securities being registered or any other document, or any amendment or supplement thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made or (ii) any violation by the Prospective Investor of the Securities Act or any blue sky law, or any rule or regulation promulgated under the Securities Act or any blue sky law, or any other law, applicable to the Company in connection with any such registration, qualification or compliance of any shares of Registrable Stock, in each case if such statement or omission was made in reliance on and in conformity with written information furnished to the Company by such Prospective Seller specifically for use in preparing any such registration statement, preliminary prospectus, final prospectus, summary prospectus or amendment or supplement thereto, or in making any such filing or representation. Each Prospective Seller hereunder shall promptly provide such indemnification upon request. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any transfer of the Registrable Stock held by the indemnifying party. In no event shall a Prospective Seller's obligation to indemnify any Person hereunder exceed the net proceeds from the sale of the Prospective Seller's Registrable Stock in the offering.

                  (c) If the indemnification provided for in Section 3.8(a) or Section 3.8(b) above is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any expenses, losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such expenses, losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified parties on the other in connection with the statements or omissions or violations which resulted in such expenses, losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 3.8(c) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 3.8(c), no Prospective Seller shall be required to contribute any amount in excess of the net proceeds from the sale of the Prospective Seller's Registrable Stock in the Offering. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company may require, as a condition to including any Registrable Stock of a Prospective Seller in any registration statement filed pursuant to Section 3.1 or Section 3.3, that the Company shall have received an undertaking satisfactory to it from such Prospective Seller of such Registrable Stock, severally and not jointly, to contribute to the amount paid or payable by an indemnified party hereunder as and to the extent set forth in this Section 3.8(c), and each Investor hereunder shall promptly provide such undertaking upon request.

                  (d)      Promptly after receipt by an indemnified party under
Section 3.8(a) or Section 3.8(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such Section or to the extent that it has not been prejudiced as a proximate result of such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under this Section 3.8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time, (iii) the indemnified party and its counsel do not actively and vigorously pursue the defense of such action, or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                  3.9 Inclusion of Additional Shares in Required Registrations; Other Company Initiated Registrations. The Company shall not register securities for sale for its own account or for the account of any other Person in any registration requested by the holders of Registrable Stock pursuant to Section 3.1 hereof unless permitted to do so by the written consent of the holders of at least 51% of the Registrable Stock as to which registration has been requested. The Company may not cause any other registration of securities for sale for its own account or for the account of any other Person to become effective within 180 days after the effective date of any registration requested by the holders of Registrable Stock pursuant to Section 3.1 hereof except pursuant to registrations on Form S-8 or Form S-4 or any successors thereto.

                  3.10 Rights Which May Be Granted to Other Persons. The Company shall not grant any Person registration rights which shall in any way whatsoever impair the priority of the registration rights granted to the Investors in this Agreement; provided, that the Company may grant to Phoenix Growth Capital Corporation ("Phoenix") registration rights which are on parity with the registration rights granted to the Investors herein and may, in connection therewith, require Phoenix to become a party to this Agreement.

                  3.11 Rule 144 Requirements. Immediately after the date on which a registration statement filed by the Company under the Securities Act becomes effective, the Company shall undertake to make publicly available, and available to the holders of Registrable Stock, such information as is necessary to enable the holders of Registrable Stock to make sales of Registrable

Stock pursuant to Rule 144 of the Commission under the Securities Act. The Company shall furnish to any holder of Registrable Stock, upon request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144.

                  3.12 Sale of Preferred Stock to Underwriter. Notwithstanding any provision of this Agreement to the contrary, in lieu of converting any shares of Preferred Stock prior to the filing of any registration statement filed pursuant to this Agreement, the holder of such shares may sell such shares of Preferred Stock to the underwriters of the offering being registered upon the undertaking of such underwriters to convert the Preferred Stock on or prior to the closing date of the offering. The Company agrees to cause the Common Stock issuable on the conversion of the Preferred Stock to be issued within such time period as will permit the underwriters to make and complete the distribution contemplated by the underwriting.

                  3.13 Holdback. If the Company files a registration statement in connection with an underwritten public offering, a holder of Registrable Stock, if so requested by the managing underwriter of such public offering, shall not effect any sale or distribution of any shares (except pursuant to such registration statement) of the capital stock of the Company, whether now owned or hereafter acquired, during the period commencing with the effective date of such registration statement and ending on the close of business on the 120th day thereafter or such time as the registration statement is withdrawn, whichever is earlier.

                  3.14 Transfer of Registration Rights. The registration rights of any Investor under this Agreement may be transferred only to (i) any transferee who acquires at least twenty percent (20%) of such Investor's Registrable Stock, or (ii) a Permitted Transferee.

                  3.15 Effective Period of Registration. Once any registration effected by the Company pursuant to this Article III becomes effective, the Company shall file all reports, financial statements and other documents necessary to keep such registration statement current and the registration in effect until the earlier of (i) the sale of all securities offered for sale pursuant to the registration statement, or (ii) three months from the effective date of the registration statement.


                                   ARTICLE IV.
                            RESTRICTIONS ON TRANSFER

                  4.1 Notice. If an Investor desires to offer, sell, assign, pledge, transfer or dispose of its Preferred Stock or Registrable Stock (the "Offered Shares") to a Person in a transaction other than to a Permitted Transferee, pursuant to Sections 3.1 or 3.3 hereof, or pursuant to Rule 144 under the Securities Act, such Investor (the "Offeror") shall notify (the "Sale Notice") the other Investors (the "Nonoffering Investors") and the Company in writing of the (a) proposed price (the "Price") and terms of payment (the "Terms") for all Offered Shares owned by the Offeror that the Offeror seeks for its Offered Shares, and (b) class and the percentage of the total number of shares of that class and of all Preferred Stock and Registrable Stock then held by such Investor represented by the Offered Shares. The Sale Notice shall constitute an offer by the Offeror to the Nonoffering Investors and to the Company to sell all Offered Shares owned by the Offeror to the Nonoffering Investors and to the Company at the Price and on the Terms.

                  4.2 Nonoffering Investors' Exercise of Right of First Refusal. Each Nonoffering Investor shall have the right to purchase, at the Price and payable in accordance with the Terms, that proportion of the Offered Shares equal to an amount which the number of shares of Preferred Stock and Registrable Stock then owned of record by such Nonoffering Investor bears to the total number of shares of Preferred Stock and Registrable Stock then owned of record by all Investors other than the Offeror. The Nonoffering Investors may exercise their rights by giving written notice to the Offeror within 30 days after the date of receipt of the Sale Notice.

                  In the event any Nonoffering Investor does not elect to purchase any or all of the Offered Shares under this Section 4.2 (the "Unpurchased Offered Shares"), then the other Nonoffering Investors so electing to purchase the Offered Shares shall have the right to elect to purchase that proportion of the Unpurchased Offered Shares equal to an amount which the number of Offered Shares originally requested to be purchased by such Nonoffering Investor bears to the total number of Offered Shares originally requested to be purchased by all Nonoffering Investors. Any Nonoffering Investor electing to purchase the Offered Shares (a "Purchasing Investor") shall give written notice to the Offeror, the other Investors and the Company of such election to purchase the Offered Shares (and the maximum number of Offered Shares that such Investor is willing to purchase) within the 30-day period specified in this Section 4.2.

                  4.3 Company's Exercise of Right of First Refusal. In the event the Nonoffering Investors do not elect to purchase all of the Offered Shares pursuant to Section 4.2 hereof, then the Company shall have the right to purchase any remaining Unpurchased Offered Shares at the Price and payable in accordance with the Terms. The Company may exercise its right by giving written notice to the Offeror within 30 days after the expiration of the 30-day period specified in Section 4.2 hereof. The Offeror shall not participate in the determination by the Company on whether to exercise the right provided in this
Section 4.3. If the Company does not exercise its right or does not purchase all of the remaining Unpurchased Offered Shares at the Price and in accordance with the Terms, it shall notify the Offeror and the Purchasing Investors that it is not doing so within such 30-day period. Unless otherwise agreed by the Offeror, all the Offered Shares must be purchased by the Nonoffering Investors and the Company pursuant to Section 4.2 and this Section 4.3, respectively, or none may be so purchased.

                  4.4 Closing. The consummation of the purchase by the Purchasing Investors and the Company pursuant to any exercise of the rights set forth above shall occur at a closing (the "Closing") to be held at the principal offices of the Company not later than 75 days following the date on which the Nonoffering Investors and the Company received the Sale Notice described in Section 4.1. At the Closing, the Purchasing Investors and the Company, as appropriate, shall make payment for the Offered Shares in accordance with the Terms, and the Offeror shall deliver the Offered Shares, duly endorsed for transfer, to the Purchasing Investors and the Company, as appropriate, with all required revenue stamps attached.

                  4.5 Transfer to Third Party. If the rights provided above are not exercised as to all of the Offered Shares (unless otherwise agreed to by the Offeror), or if the purchase by the Nonoffering Investors and the Company is not consummated within the time specified in Section 4.4 through no fault of the Offeror, then the Offeror may transfer all, but not less than all, of the Offered Shares not so purchased to any third party at not less than the Price and payable in accordance with the Terms or on such other terms as the Board, in its sole discretion, determines in good faith would not have been accepted by the Nonoffering Investors and the Company if such terms had been offered to the Nonoffering Investors and the Company. If the transfer by the Offeror of the Offered Shares to a third party is not consummated within 150 days after the date the Offeror first becomes free to make such transfer, the right to transfer in accordance with this Article IV shall expire. In such event, the restrictions of this Agreement shall be reinstated as to the Offered Shares and any transfer of such Offered Shares proposed to be made by the Offeror subsequent to the expiration of that 150-day period must be made in accordance with this Agreement.

                                   ARTICLE V.
                                  MISCELLANEOUS

                  5.1 Adjustments Affecting Registrable Securities. The Company shall not effect a stock split or combination of shares or take any other action, or permit any change to occur, with respect to its Equity Securities that would adversely affect at such time the ability of the holders of Registrable Stock to include such Registrable Stock in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Stock in any such registration.

                  5.2 Notices. All notices, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, mailed by certified mail (return receipt requested), sent by overnight courier service or telecopied (transmission confirmed), or otherwise actually delivered:

         If to Investors:   Alliance Technology Ventures, Limited Partnership
                            ATV/GP Parallel Fund, Limited Partnership
                            ATV/MFJ Parallel Fund, Limited Partnership
                            285 Peachtree Center Avenue, Suite 1750
                            Atlanta, Georgia 30303
                            Attention: Michael A. Henos
                            Telephone: (404) 816-4791
                            Facsimile: (404) 816-4891

                            Intelligent Systems Corporation
                            4355 Shackleford Road
                            Norcross, Georgia 30093
                            Attention: Leland Strange
                            Telephone: (770) 381-2900
                            Facsimile: (770) 381-2808

                            International Murex Technologies Corporation
                            3075 Northwoods Circle
                            Norcross, Georgia 30071
                            Attention: President
                            Attention: Secretary
                            Telephone: (770) 662-0660
                            Facsimile: (770) 242-3861

                            Sanderling III Limited
                            Sanderling Venture Partners III
                            Sanderling III Biomedical
                            Sanderling Venture Management
                            2730 Sand Hill Road
                            Suite 200
                            Menlo Park, California 94025-7067
                            Attention: Robert McNeil
                            Telephone: (415) 854-9855
                            Facsimile: (415) 854-3648

                            New York Life Insurance Company
                            51 Madison Avenue
                            New York, New York 10010
                            Attention: Dominique Semon
                            Telephone: (212) 576-6856
                            Facsimile: (212) 576-8080

         If to Company:     AtheroGenics, Inc.
                            3065 Northwoods Circle
                            Norcross, Georgia 30071
                            Attention: R. Wayne Alexander
                            Telephone: (404) 447-1866
                            Facsimile: (404) 447-1886

         If to any other Investor:  At the address and numbers set forth in the
                                    Company's records, marked for attention as therein indicated;

or at such other address and numbers as may have been furnished by such person in writing to the other parties.

                  5.3 Severability and Governing Law. Should any Section or any part of a Section within this Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other Section or part of a Section in this Agreement. This Agreement is made and entered into in the State of Georgia and the laws of said state shall govern the validity and interpretation hereof and the performance by the parties hereto of their respective duties and obligations hereunder.

                  5.4 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  5.5 Captions and Section Headlines. Section titles or captions contained in this Agreement are inserted as a matter of convenience and for reference purposes only, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

                  5.6 Singular and Plural, Etc. Whenever the singular number is used herein and where required by the context, the same shall include the plural, and the neuter gender shall include the masculine and feminine genders.

                  5.7 Costs and Attorneys' Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement, the prevailing party shall recover all of such party's costs, and attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom. As used herein, "attorneys' fees" shall mean the full and actual costs of any legal services actually rendered in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services.

                  5.8 Amendments and Waivers. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of at least 66-2/3% of the Registrable Stock then in existence; provided, however, that no such amendment or waiver shall affect the provisions of this Section 5.8 and no such waiver shall extend to or affect any other obligation not expressly waived. No failure to exercise and no delay in exercising, on the part of any party, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. The failure of any party to insist upon a strict performance of any of the terms or provisions of this Agreement, or to exercise any option, right or remedy herein contained, shall not be construed as a waiver or as a relinquishment for the future of such term, provision, option, right or remedy, but the same shall continue and remain in full force and effect.

                  5.9 Successors and Assigns. All rights, covenants and agreements of the parties contained in this Agreement shall, except as otherwise provided herein, be binding upon and inure to the benefit of their respective successors and assigns.

                  5.10 Specific Performance. The parties hereto agree that the capital stock of the Company cannot be purchased or sold in the open market and that, for these reasons, among others, the parties will be irreparably damaged in the event that this Agreement is not specifically enforceable. Accordingly, in the event of any controversy concerning the capital stock which is the subject of this Agreement, or any right or obligation to register such securities, such right or obligation shall be enforceable in a court of equity by specific performance. The rights granted in this Section 5.10 shall be cumulative and not exclusive, and shall be in addition to any and all other rights which the parties hereto may have hereunder, at law or in equity.

                  5.11 Entire Agreement. This Agreement contains the entire understanding of the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein. Without limiting the foregoing, this Agreement specifically supersedes that certain Master Rights Agreement dated May 6, 1994 between the Company and Alliance.

                  5.12 No Third-Party Beneficiaries. With the exception of the parties to this Agreement and the holders of Common Stock afforded the limited registration rights described herein, there shall exist no right of any Person to claim a beneficial interest in this Agreement, or any rights accruing by virtue of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Master Rights Agreement by duly authorized officers as of the date first above written.


                               ATHEROGENICS, INC.

                               By: /s/ Russell M. Medford
                                  ------------------------------------------
                               Name: Russell M. Medford
                                    ----------------------------------------
                               Title: Exec. Vice President Secretary
                                     ---------------------------------------

                               ALLIANCE TECHNOLOGY VENTURES,
                               LIMITED PARTNERSHIP

                               By: /s/ Michael A. Henos
                                  ------------------------------------------
                               Name:  Michael A. Henos
                                    ----------------------------------------
                               Title: General Partner
                                     ---------------------------------------

                               ATV/GP PARALLEL FUND, LIMITED
                               PARTNERSHIP

                               By: /s/ Michael A. Henos
                                  ------------------------------------------
                               Name: Michael A. Henos
                                    ----------------------------------------
                               Title: General Partner
                                     ---------------------------------------


                               ATV/MFJ PARALLEL FUND, LIMITED
                               PARTNERSHIP

                               By: /s/ Michael A. Henos
                                  ------------------------------------------
                               Name: General Partner
                                    ----------------------------------------
                               Title:
                                     ---------------------------------------

                               INTELLIGENT SYSTEMS CORPORATION

                               By: /s Bonnie Herron
                                  ------------------------------------------
                               Name: Bonnie Herron
                                    ----------------------------------------
                               Title: V.P..
                                     ---------------------------------------

                               INTERNATIONAL MUREX TECHNOLOGIES
                               CORP.

                               By: /s/ J. David Tholen
                                  ------------------------------------------
                               Name: J. David Tholen
                                    ----------------------------------------
                               Title: President & CEO, COO
                                     ---------------------------------------


                               SANDERLING III LIMITED


                               By: /s/ Robert G. McNeil
                                  ------------------------------------------
                               Name: Robert G. McNeil
                                    ----------------------------------------
                               Title: General Partner
                                     ---------------------------------------


                               SANDERLING VENTURE PARTNERS III


                               By: /s/ Robert G. McNeil
                                  ------------------------------------------
                               Name: Robert G. McNeil
                                    ----------------------------------------
                               Title: General Partner
                                     ---------------------------------------


                               SANDERLING III BIOMEDICAL


                               By: /s/ Robert G. McNeil
                                  ------------------------------------------
                               Name: Robert G. McNeil
                                    ----------------------------------------
                               Title: General Partner
                                     ---------------------------------------


                               SANDERLING VENTURES MANAGEMENT


                               By: /s/ Robert G. McNeil
                                  ------------------------------------------
                               Name: Robert G. McNeil
                                    ----------------------------------------
                               Title: General Partner
                                     ---------------------------------------

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                             MASTER RIGHTS AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED MASTER RIGHTS AGREEMENT (the "Amendment"), dated as of November 1, 1995, is entered into by and among ATHEROGENICS, INC., a Georgia corporation (the "Company"), and the other parties hereto, with respect to the Amended and Restated Master Rights Agreement, dated as of October 31, 1995, by and among the Company and the other parties thereto (the "Agreement").

                                    RECITALS

         WHEREAS, the Company proposes to issue a Warrant (the "Phoenix Warrant") to Phoenix Leasing Incorporated ("Phoenix") to acquire shares of the Company's Series B Convertible Preferred Stock (the shares acquirable under the Phoenix Warrant hereafter the "Warrant Shares");

         WHEREAS, under the terms of the Phoenix Warrant, the Company must grant to Phoenix with respect to the Warrant Shares the same registration rights as granted to the Investors, as defined in the Agreement;

         WHEREAS, to grant Phoenix registration rights in its capacity as the holder of the Phoenix Warrant would require certain amendments to the Agreement;

         WHEREAS, under Section 5.8 of the Agreement, the Agreement may be amended only with the written consent of the holders of at least 66-2/3% of the Registrable Stock, as defined in the Agreement, then in existence; and

         WHEREAS, in order to grant Phoenix the rights required under the Phoenix Warrant, the parties hereto desire to enter into this Amendment in accordance with Section 5.8 of the Agreement;

         NOW, THEREFORE, IT IS AGREED THAT:

         1. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

         2. Amendments. The Agreement is hereby amended as follows:

                  (a)      Section 1.1(l) is amended to read as follows:

                           (1) "Investors." The term "Investors" shall mean
                  Alliance, ATV/GP, ATV/MFJ, Intelligent Systems, Murex, Sanderling Limited, Sanderling Venture, Sanderling Biomedical, Sanderling Management, NY Life and Phoenix Leasing Incorporated, their respective successors and assigns and any other holder of Preferred Stock who by amendment is added as a party to this Agreement.

                  (b)      Section 2.2(c)(vi) is amended to read as follows:

                           (vi) the issuance is pursuant to the Warrant, dated
                  November 1, 1995, issued to Phoenix Leasing Incorporated.

         3. Phoenix. Upon the effectiveness of this Amendment, as provided in Section 4 hereof, Phoenix Leasing Incorporated agrees to be bound by all of the terms and conditions of the Agreement applicable to Investors.

         4. Effectiveness. This Amendment shall become effective upon the execution hereof by (a) the Company, and (b) the holders 66-2/3% of the Registrable Stock.

         5. Effect of Amendment. Except as amended as set forth above, the Agreement shall continue in full force and effect.

         6. Counterparts. This Amendment may be signed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same documents.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                       ATHEROGENICS, INC.


                                       By:  /s/ Russell M. Medford, MD, PhD
                                          -------------------------------------
                                       Name:  Russell M. Medford, MD, PhD
                                            -----------------------------------
                                       Title: President and C.E.O.
                                             ----------------------------------

                                       ALLIANCE TECHNOLOGY VENTURES, L.P.
                                       ATV/GP PARALLEL FUND, L.P.
                                       ATV/MFJ PARALLEL FUND, L.P.


                                       By: /s/ Michael A. Henos
                                          -------------------------------------
                                       Name:  Michael A. Henos
                                            -----------------------------------
                                       Title: General Partner
                                             ----------------------------------

                                       INTELLIGENT SYSTEMS CORPORATION


                                       By: /s/ J. Leland Strange
                                          -------------------------------------
                                       Name:  J. Leland Strange
                                            -----------------------------------
                                       Title:  President
                                             ----------------------------------

                                       INTERNATIONAL MUREX TECHNOLOGIES
                                       CORPORATION


                                       By: /s/ J. David Tholen
                                          -------------------------------------
                                       Name:  J. David Tholen
                                            -----------------------------------
                                       Title:  President/CEO
                                             ----------------------------------

                                       NEW YORK LIFE INSURANCE COMPANY


                                       By:  /s/ Dominique O. Semon
                                          -------------------------------------
                                       Name:  Dominique O. Semon
                                            -----------------------------------
                                       Title: Assistant Vice President
                                             ----------------------------------

                                       SANDERLING III LIMITED PARTNERSHIP
                                       SANDERLING VENTURE PARTNERS III, L.P.
                                       SANDERLING III BIOMEDICAL, L.P.
                                       SANDERLING VENTURES MANAGEMENT



                                       By: /s/ Robert G. McNeil
                                          -------------------------------------
                                       Name:  Robert G. McNeil
                                            -----------------------------------
                                       Title: General Partner
                                             ----------------------------------


                                       PHOENIX LEASING INCORPORATED


                                       By: /s/ N. H. Nelson
                                          -------------------------------------
                                       Name:  N. H. Nelson
                                            -----------------------------------
                                       Title: Vice President
                                             ----------------------------------

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                             MASTER RIGHTS AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED MASTER RIGHTS AGREEMENT (the "Amendment"), dated as of July 30, 1996, is entered into by and among ATHEROGENICS, INC., a Georgia corporation (the "Company"), and the other parties listed on the signature page hereto, with respect to the Amended and Restated Master Rights Agreement, dated as of October 31, 1995, by and among the Company and the other parties thereto, as amended (the "Agreement").

                                    RECITALS

         WHEREAS, the Company intends to sell additional shares of its Series B Convertible Preferred Stock (the "Series B Preferred") to certain purchasers (the "Purchasers") pursuant to the terms of a Series B Convertible Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

         WHEREAS, pursuant to the terms of the Purchase Agreement, the Purchasers who are not already holders of Registrable Stock (as defined in the Agreement) (the "New Purchasers") must be added as parties to the Agreement; and

         WHEREAS, to add the New Purchasers as parties to the Agreement would require certain amendments to the Agreement; and

         WHEREAS, pursuant to Section 5.8 of the Agreement, the Agreement may be amended only with the written consent of the Company and the holders of at least 66-2/3% of the Registrable Stock then in existence; and

         WHEREAS, in order to add the New Purchasers as parties to the Agreement and to make certain other amendments to the Agreement, the parties hereto desire to enter into this Amendment in accordance with Section 5.8 of the Agreement;

         NOW, THEREFORE, IT IS AGREED THAT:

         1. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

         2.       Amendments. The Agreement is hereby amended as follows:

                  (a)      Section 1.1(l) is amended to read as follows:

                           (1) "Investors." The term "Investors" shall mean
                  Alliance, ATV/GP, ATV/MFJ, Intelligent Systems, Murex, Sanderling Limited, Sanderling Venture, Sanderling Biomedical, Sanderling Management, NY Life , Phoenix Leasing Incorporated, Sprout Capital VII, L.P., Sprout CEO Fund, L.P., DLJ Capital Corp., DLJ First ESC L.L.C., DP III Associates, L.P., Old Court Limited, Domain Partners III, L.P., Roy M. Barbee, Vaughn D. Bryson, Joe C. Cook, Arthur M. Pappas, their respective successors and assigns and any other holder of Preferred Stock who by amendment is added as a party to this Agreement.

                  (b) Section 2.2(c)(ii) is hereby amended by deleting therefrom the number "800,000" and replacing it with the number "2,038,500".

                  (c) Section 2.2(c) is hereby amended by adding a new subparagraph (x) to that section which shall be and read in its entirety as follows:

                           "(x) the issuance is of additional shares of Series B Convertible Preferred Stock at a price per share of not less than $3.00, provided, that the total of all such shares does not exceed 3,053,334 shares."

         3. New Purchasers. Upon the effectiveness of this Amendment, as provided in Section 4 hereof, the New Purchasers shall have all of the rights and privileges and shall be bound by all of the terms and conditions of the Agreement applicable to Investors.

         4. Effectiveness. This Amendment shall become effective upon the execution hereof by (a) the Company, (b) the holders of 66-2/3% of the Registrable Stock outstanding immediately prior to the issuance of shares of Series B Preferred pursuant to the Purchase Agreement and (c) the New Investors.

         5. Effect of Amendment. Except as amended as set forth above, the Agreement shall continue in full force and effect.

         6. Intent of the Parties. The Parties intend that the Recitals set forth in this Agreement shall be part of this Agreement.

         7. Counterparts. This Amendment may be signed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same documents.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                    ATHEROGENICS, INC.



                                    By:      /s/ Russell M Medford MD PhD
                                       -----------------------------------------

                                    Name:      RUSSELL M MEDFORD MD PHD
                                         ---------------------------------------

                                    Title:        PRESIDENT & CEO
                                          --------------------------------------

                                    ALLIANCE TECHNOLOGY VENTURES, L.P.
                                    ATV/GP PARALLEL FUND, L.P.
                                    ATV/MFJ PARALLEL FUND, L.P.


                                    By:         /s/ Michael A Henos
                                       -----------------------------------------

                                    Name:         Michael A Henos
                                         ---------------------------------------

                                    Title:     Managing Gen. Partner
                                          --------------------------------------

                                    INTELLIGENT SYSTEMS CORPORATION


                                    By:        /s/ J. Leland Strange
                                       -----------------------------------------

                                    Name:        J. Leland Strange
                                         ---------------------------------------

                                    Title:          President
                                          --------------------------------------

                                    INTERNATIONAL MUREX TECHNOLOGIES
                                    CORPORATION


                                    By:          /s/ J. D. Tholen
                                       -----------------------------------------

                                    Name:          J. D. Tholen
                                         ---------------------------------------

                                    Title:        President/CEO
                                          --------------------------------------

                                    NEW YORK LIFE INSURANCE COMPANY


                                    By:        /s/ Dominique O. Semon
                                       -----------------------------------------

                                    Name:        Dominique O. Semon
                                         ---------------------------------------

                                    Title:    Assistant Vice President
                                          --------------------------------------

                                    SANDERLING III LIMITED PARTNERSHIP
                                    SANDERLING VENTURE PARTNERS III, L.P.
                                    SANDERLING III BIOMEDICAL, L.P.
                                    SANDERLING VENTURES MANAGEMENT


                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                                    PHOENIX LEASING INCORPORATED



                                    By:       /s/ N. H. Nelson
                                       -----------------------------------------

                                    Name:     N. H. Nelson
                                         ---------------------------------------

                                    Title:    Vice President
                                          --------------------------------------

                                    DP III ASSOCIATES, L.P.
                                    By: One Palmer Square Associates, L.P.
                                    Its: General Partner



                                    By:       /s/ Kathleen K. Schoemaker
                                       -----------------------------------------

                                    Name:      Kathleen K. Schoemaker
                                         ---------------------------------------

                                    Title:     General Partner
                                          --------------------------------------

                                    BIOTECHNOLOGY INVESTMENTS LIMITED
                                    By: Old Court Limited
                                    Its: Custodian
                                        ----------------------------------------


                                    By:       /s/ Kathleen K. Schoemaker
                                       -----------------------------------------

                                    Name:      Kathleen K. Schoemaker
                                         ---------------------------------------

                                    Title:        Attorney-in-Fact
                                          --------------------------------------

                                    DOMAIN PARTNERS III, L.P.
                                    By: One Palmer Square Associates III, L.P.
                                    Its: General Partner



                                    By:       /s/ Kathleen K. Schoemaker
                                       -----------------------------------------

                                    Name:      Kathleen K. Schoemaker
                                         ---------------------------------------

                                    Title:     General Partner
                                          --------------------------------------

                                    SPROUT CAPITAL VII, L.P.
                                    By: DLJ Capital Corp.
                                    Its: Managing General Partner



                                    By:    /s/ Philippe Chambon, M.D., Ph.D.
                                       -----------------------------------------

                                    Name:      Philippe Chambon, M.D., Ph.D.
                                         ---------------------------------------

                                    Title:     Attorney-in-Fact
                                          --------------------------------------

                                    SPROUT CEO FUND, L.P.
                                    By: DLJ Capital Corp.
                                    Its: General Partner



                                    By:    /s/ Philippe Chambon, M.D., Ph.D.
                                       -----------------------------------------

                                    Name:      Philippe Chambon, M.D., Ph.D.
                                         ---------------------------------------

                                    Title:     Attorney-in-Fact
                                          --------------------------------------

                                    DLJ CAPITAL CORP.



                                    By:    /s/ Philippe Chambon, M.D., Ph.D.
                                       -----------------------------------------

                                    Name:      Philippe Chambon, M.D., Ph.D.
                                         ---------------------------------------

                                    Title:     Attorney-in-Fact
                                          --------------------------------------

                                    DLJ FIRST ESC, L.L.C.
                                    By: DLJ LBO Plans Management Corporation
                                    Its: Manager



                                    By:    /s/ Philippe Chambon, M.D., Ph.D.
                                       -----------------------------------------

                                    Name:      Philippe Chambon, M.D., Ph.D.
                                         ---------------------------------------

                                    Title:     Attorney-in-Fact
                                          --------------------------------------


                                    /s/ Roy M. Barbee
                                    --------------------------------------------
                                    Roy M. Barbee


                                    /s/ Vaughn D. Bryson
                                    --------------------------------------------
                                    Vaughn D. Bryson


                                    /s/ Joe C. Cook
                                    --------------------------------------------
                                    Joe C. Cook


                                    /s/ Arthur M. Pappas
                                    --------------------------------------------
                                    Arthur M. Pappas

                     THIRD AMENDMENT TO AMENDED AND RESTATED
                             MASTER RIGHTS AGREEMENT

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED MASTER RIGHTS AGREEMENT (the "Amendment"), dated as of April 13, 1999, is entered into by and among ATHEROGENICS, INC., a Georgia corporation (the "Company"), and the other parties listed on the signature pages hereto, with respect to the Amended and Restated Master Rights Agreement, dated as of October 31, 1995, by and among the Company and the other parties thereto, as amended (the "Agreement").

                                    RECITALS

         WHEREAS, the Company intends to sell shares of its Series C Convertible Preferred Stock (the "Series C Preferred") to certain purchasers (the "Purchasers") pursuant to the terms of a Series C Convertible Preferred Stock Purchase Agreement dated of even date herewith (the "Purchase Agreement");

         WHEREAS, pursuant to the terms of the Purchase Agreement, the Purchasers must be added as parties to the Agreement;

         WHEREAS, to add the Purchasers as parties to the Agreement requires certain amendments to the Agreement;

         WHEREAS, pursuant to Section 5.8 of the Agreement, the Agreement may be amended only with the written consent of the Company and the holders of at least 66-2/3% of the Registrable Stock then in existence; and

         WHEREAS, in order to add the Purchasers as parties to the Agreement and to make certain other amendments to the Agreement, the parties hereto desire to enter into this Amendment in accordance with Section 5.8 of the Agreement;

         NOW, THEREFORE, for and in consideration of the premises, the agreements and covenants set forth herein, and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

         2.       Amendments. The Agreement is hereby amended as follows:

                  (a) Section 1.1(l) is amended in its entirety to read as follows:

                           (1) "Investors." The term "Investors" shall mean
                  Alliance, ATV/GP, ATV/MFJ, Intelligent Systems, Murex, Sanderling Limited, Sanderling Venture, Sanderling Biomedical, Sanderling Management, NY Life , Phoenix Leasing Incorporated, Sprout Capital VII, L.P., Sprout CEO Fund, L.P., DLJ Capital Corp., DLJ First ESC L.L.C., DP III Associates, L.P., Old Court Limited, Domain

                  Partners III, L.P., Roy M. Barbee, Vaughn D. Bryson, Joe C. Cook, Arthur M. Pappas, Long Aldridge & Norman LLP, Cordova Technology Partners, L.P., Live Oak Equity Partners, L.P., Sentron Medical, Inc., Trustees of Boston University, Pacific Horizons Partners II L.P., Pacific Horizons Partners III L.P., their respective successors and assigns and any other holder of Preferred Stock who by amendment is added as a party to this Agreement.

                  (b) Section 1.1(o) is hereby amended in its entirety to read as follows:

                           (o) "Permitted Transferees." The term "Permitted Transferees" of an Investor shall mean (i) any other Investor; (ii) any Affiliate of any Investor; (iii) any one or more members of a class consisting of the spouse, children and grandchildren of an Investor, or a trust for the benefit of any one or more members of such class; or (iv) any shareholder or partner of any non-natural Investor upon a distribution by a partnership to its partners or otherwise upon the dissolution or liquidation of the non-natural Investor.

                  (c) Section 1.1(q) is hereby amended in its entirety to read as follows:

                           (q) "Preferred Stock." The term "Preferred Stock" shall mean the Company's Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock.

                  (d) Sections 2.1(b) and 2.1(c) are hereby amended by deleting from each such section the percentage "7.5%" and replacing it with the percentage "3.0%".

                  (e) Section 2.2(c)(x) is hereby amended by deleting therefrom the number "3,053,334" and replacing it with the number "4,854,316".

                  (f) Section 2.2(c) is hereby amended by adding a new subparagraph (xi) to that section which shall be and read in its entirety as follows:

                           "(xi) the issuance is of shares of Series C
                           Convertible Preferred Stock at a price per share of not less than $3.00, provided, that the total of all such shares does not exceed 4,715,385 shares."

                  (g) Section 3.1(a) is hereby amended by deleting therefrom the date "January 1, 2001" and replacing it with the date "April 15, 2004".

         3. Purchasers. Upon the effectiveness of this Amendment, as provided in Section 4 hereof, the Purchasers shall have all of the rights and privileges and shall be bound by all of the terms and conditions of the Agreement applicable to Investors.

         4. Effectiveness. This Amendment shall become effective upon the execution hereof by (a) the Company, (b) the holders of 66-2/3% of the Registrable Stock outstanding immediately prior to the issuance of shares of Series C Preferred pursuant to the Purchase Agreement and (c) the Purchasers.

         5. Effect of Amendment. Except as amended as set forth above, the Agreement shall continue in full force and effect.

         6. Intent of the Parties. The Parties intend that the Recitals set forth in this Agreement shall be part of this Agreement.

         7. Counterparts. This Amendment may be signed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                     ATHEROGENICS, INC.

                                     By:   /s/ M.P. Colonnese
                                        ---------------------------------------
                                     Name:  M.P. Colonnese
                                          -------------------------------------
                                     Title:  Vice President
                                           ------------------------------------

                                     ALLIANCE TECHNOLOGY VENTURES, L.P.
                                     ATV/GP PARALLEL FUND, L.P.
                                     ATV/MFJ PARALLEL FUND, L.P.

                                     By:   /s/ Michael A. Henos
                                        ---------------------------------------
                                     Name:  Michael A. Henos
                                          -------------------------------------
                                     Title:  Managing G.P.
                                           ------------------------------------

                                     INTELLIGENT SYSTEMS CORPORATION

                                     By:   /s/
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     INTERNATIONAL MUREX TECHNOLOGIES
                                     CORPORATION

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                    [Signatures continued on following page]

                                     NEW YORK LIFE INSURANCE COMPANY


                                     By:   /s/ Richard F. Drake
                                        ---------------------------------------
                                     Name:   Richard F. Drake
                                          -------------------------------------
                                     Title:  Director, Venture Capital
                                           ------------------------------------

                                     SANDERLING III LIMITED PARTNERSHIP
                                     SANDERLING VENTURE PARTNERS III, L.P.
                                     SANDERLING III BIOMEDICAL, L.P.
                                     SANDERLING VENTURES MANAGEMENT


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     PHOENIX LEASING INCORPORATED



                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     DP III ASSOCIATES, L.P.
                                     By: One Palmer Square Associates, L.P.
                                     Its: General Partner


                                     By:   /s/ Kathleen K. Schoemaker
                                        ---------------------------------------
                                     Name:   Kathleen K. Schoemaker
                                          -------------------------------------
                                     Title:  General Partner
                                           ------------------------------------

                                     BIOTECHNOLOGY INVESTMENTS LIMITED
                                     By: Old Court Limited
                                     Its:  Custodian
                                        ---------------------------------------


                                     By:    /s/ Kathleen K. Schoemaker
                                        ---------------------------------------
                                     Name:  Katheleen K. Schoemaker
                                          -------------------------------------
                                     Title:  Attorney-In-Fact
                                           ------------------------------------

                    [Signatures continued on following page]

                                     DOMAIN PARTNERS III, L.P.
                                     By: One Palmer Square Associates III, L.P.
                                     Its: General Partner


                                     By:    /s/  Kathleen K. Schoemaker
                                        ---------------------------------------
                                     Name:   Kathleen K. Schoemaker
                                          -------------------------------------
                                     Title:  General Partner
                                           ------------------------------------

                                     SPROUT CAPITAL VII, L.P.
                                     By: DLJ Capital Corp.
                                     Its: Managing General Partner


                                     By:    /s/
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     SPROUT CEO FUND, L.P.
                                     By: DLJ Capital Corp.
                                     Its: General Partner


                                     By:    /s/
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     DLJ CAPITAL CORP.



                                     By:    /s/
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------




                    [Signatures continued on following page]

                                     DLJ FIRST ESC, L.L.C.
                                     By: DLJ LBO Plans Management Corporation
                                     Its: Manager



                                     By:   /s/
                                        -------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     ------------------------------------------
                                     Roy M. Barbee


                                     ------------------------------------------
                                     Vaughn D. Bryson


                                     ------------------------------------------
                                     Joe C. Cook


                                      /s/ Arthur M. Pappas
                                     ------------------------------------------
                                     Arthur M. Pappas


                                     CORDOVA TECHNOLOGY PARTNERS, L.P.


                                     By:   /s/
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title: Managing Partner
                                           ------------------------------------


                                     LIVE OAK EQUITY PARTNERS, L.P.


                                     By:  /s/ Murali Anantharaman
                                        ---------------------------------------
                                     Name: Murali Anantharaman
                                          -------------------------------------
                                     Title:  General Partner
                                           ------------------------------------

                    [Signatures continued on following page]

                                 SENTRON MEDICAL, INC.


                                 By:  /s/ Steven E. Guilar
                                    -------------------------------------------
                                 Name:  Steven E. Guilar
                                      -----------------------------------------
                                 Title:  Group Director Venture Projects
                                       ----------------------------------------


                                 TRUSTEES OF BOSTON UNIVERSITY


                                 By:   /s/ Matthew J. Burns
                                    -------------------------------------------
                                 Name:  Matthew J. Burns
                                      -----------------------------------------
                                 Title: Assistant Treasurer/Boston University
                                       ----------------------------------------


                                 PACIFIC HORIZONS PARTNERS II L.P.


                                 By:  /s/ Donald J. Elmer
                                    -------------------------------------------
                                 Name:  Donald J. Elmer
                                      -----------------------------------------
                                 Title: General Partner
                                       ----------------------------------------


                                 PACIFIC HORIZONS PARTNERS III L.P.


                                 By:  /s/ Donald J. Elmer
                                    -------------------------------------------
                                 Name:  Donald J. Elmer
                                      -----------------------------------------
                                 Title: General Partner
                                       ----------------------------------------


                                 LONG ALDRIDGE & NORMAN LLP


                                 By:  /s/ Leonard A. Silverstein
                                    -------------------------------------------
                                 Name:  Leonard A. Silverstein
                                      -----------------------------------------
                                 Title: Partner
                                       ----------------------------------------

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                             MASTER RIGHTS AGREEMENT

         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED MASTER RIGHTS AGREEMENT (the "Amendment"), dated as of May 11, 1999, is entered into by and among ATHEROGENICS, INC., a Georgia corporation (the "Company"), and the other parties listed on the signature pages hereto, with respect to the Amended and Restated Master Rights Agreement, dated as of October 31, 1995, by and among the Company and the other parties thereto, as amended (the "Agreement").

                                    RECITALS

         WHEREAS, the Company intends to sell shares of its Series C Convertible Preferred Stock (the "Series C Preferred") to certain purchasers (the "Purchasers") pursuant to the terms of a Series C Convertible Preferred Stock Purchase Agreement dated of even date herewith (the "Purchase Agreement");

         WHEREAS, pursuant to the terms of the Purchase Agreement, the Purchasers must be added as parties to the Agreement;

         WHEREAS, to add the Purchasers as parties to the Agreement requires certain amendments to the Agreement;

         WHEREAS, pursuant to Section 5.8 of the Agreement, the Agreement may be amended only with the written consent of the Company and the holders of at least 66-2/3% of the Registrable Stock then in existence; and

         WHEREAS, in order to add the Purchasers as parties to the Agreement and to make certain other amendments to the Agreement, the parties hereto desire to enter into this Amendment in accordance with Section 5.8 of the Agreement;

         NOW, THEREFORE, for and in consideration of the premises, the agreements and covenants set forth herein, and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

         2.       Amendments. The Agreement is hereby amended as follows:

                  (a) Section 1.1(l) is amended in its entirety to read as follows:

                           (1) "Investors." The term "Investors" shall mean
                  Alliance, ATV/GP, ATV/MFJ, Intelligent Systems, Murex, Sanderling Limited, Sanderling Venture, Sanderling Biomedical, Sanderling Management, NY Life , Phoenix Leasing Incorporated, Sprout Capital VII, L.P., Sprout CEO Fund, L.P., DLJ Capital Corp., DLJ First ESC L.L.C., DP III Associates, L.P., Old Court Limited, Domain

                  Partners III, L.P., Roy M. Barbee, Vaughn D. Bryson, Joe C. Cook, Arthur M. Pappas, Long Aldridge & Norman LLP, Cordova Technology Partners, L.P., Live Oak Equity Partners, L.P., Sentron Medical, Inc., Trustees of Boston University, Pacific Horizons Partners II L.P., Pacific Horizons Partners III L.P., Zeist Foundation, Inc., George W. Brumley, Jr. and Jean S. Brumley, Joint Tenants with Right of Survivorship, George William Brumley III, Oakwood Medical Investors II, L.L.C., Community Investment Partners III L.P., LLLP, their respective successors and assigns and any other holder of Preferred Stock who by amendment is added as a party to this Agreement.

                  (b) Section 2.2(c)(xi) is hereby amended by deleting therefrom the number "4,715,385" and replacing it with the number "7,500,000".

         3. Purchasers. Upon the effectiveness of this Amendment, as provided in Section 4 hereof, the Purchasers shall have all of the rights and privileges and shall be bound by all of the terms and conditions of the Agreement applicable to Investors.

         4. Effectiveness. This Amendment shall become effective upon the execution hereof by (a) the Company, (b) the holders of 66-2/3% of the Registrable Stock outstanding immediately prior to the issuance of shares of Series C Preferred pursuant to the Purchase Agreement and (c) the Purchasers.

         5. Effect of Amendment. Except as amended as set forth above, the Agreement shall continue in full force and effect.

         6. Intent of the Parties. The Parties intend that the Recitals set forth in this Agreement shall be part of this Agreement.

         7. Counterparts. This Amendment may be signed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                    ATHEROGENICS, INC.


                                    By:   /s/ M. P. Colonnese
                                       -----------------------------------------

                                    Name:   M. P. Colonnese
                                         ---------------------------------------

                                    Title:  Vice President
                                          --------------------------------------

                                    ALLIANCE TECHNOLOGY VENTURES, L.P.
                                    ATV/GP PARALLEL FUND, L.P.
                                    ATV/MFJ PARALLEL FUND, L.P.

                                    By:   /s/ Michael A. Henos
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                    [Signatures continued on following page]

                                    INTELLIGENT SYSTEMS CORPORATION


                                    By:   /s/ Bonnie L. Herron
                                       -----------------------------------------

                                    Name:       Bonnie L. Herron
                                         ---------------------------------------

                                    Title:       Vice President
                                          --------------------------------------


                                    INTERNATIONAL MUREX TECHNOLOGIES
                                    CORPORATION


                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------



                                    NEW YORK LIFE INSURANCE COMPANY



                                    By:   /s/ Richard F. Drake
                                       -----------------------------------------

                                    Name:       RICHARD F. DRAKE
                                         ---------------------------------------

                                    Title:      DIRECTOR, VENTURE CAPITAL
                                          --------------------------------------

                                    SANDERLING III LIMITED PARTNERSHIP
                                    SANDERLING VENTURE PARTNERS III, L.P.
                                    SANDERLING III BIOMEDICAL, L.P.
                                    SANDERLING VENTURES MANAGEMENT


                                    By:   /s/ Robert McNeil
                                       -----------------------------------------

                                    Name:      Robert McNeil
                                         ---------------------------------------

                                    Title:     General Partner
                                          --------------------------------------

                                    PHOENIX LEASING INCORPORATED



                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------


                    [Signatures continued on following page]

                                    DP III ASSOCIATES, L.P.
                                    By: One Palmer Square Associates III, L.P.
                                    Its: General Partner


                                    By:  /s/ Kathleen K. Schoemaker
                                       -----------------------------------------

                                    Name:     Kathleen K. Schoemaker
                                         ---------------------------------------

                                    Title:        General Partner
                                          --------------------------------------


                                    BIOTECHNOLOGY INVESTMENTS LIMITED
                                    By: Old Court Limited
                                    Its: Custodian


                                    By:  /s/ Kathleen K. Schoemaker
                                       -----------------------------------------

                                    Name:     Kathleen K. Schoemaker
                                         ---------------------------------------

                                    Title:       Attorney-In-Fact
                                          --------------------------------------


                                    DOMAIN PARTNERS III, L.P.
                                    By: One Palmer Square Associates III, L.P.
                                    Its: General Partner



                                    By:  /s/ Kathleen K. Schoemaker
                                       -----------------------------------------

                                    Name:     Kathleen K. Schoemaker
                                         ---------------------------------------

                                    Title:       General Partner
                                          --------------------------------------


                                    SPROUT CAPITAL VII, L.P.
                                    By: DLJ Capital Corp.
                                    Its: Managing General Partner



                                    By: /s/ Philippe O. Chambon
                                       -----------------------------------------

                                    Name:    Philippe O. Chambon
                                         ---------------------------------------

                                    Title:     Attorney-In-Fact
                                          --------------------------------------


                    [Signatures continued on following page]

                                    SPROUT CEO FUND, L.P.
                                    By: DLJ Capital Corp.
                                    Its: General Partner


                                    By:   /s/ Philippe O. Chambon
                                       -----------------------------------------

                                    Name:     Philippe O. Chambon
                                         ---------------------------------------

                                    Title:    Attorney-In-Fact
                                          --------------------------------------

                                    DLJ CAPITAL CORP.


                                    By:   /s/ Philippe O. Chambon
                                       -----------------------------------------

                                    Name:     Philippe O. Chambon
                                         ---------------------------------------

                                    Title:    Attorney-In-Fact
                                          --------------------------------------


                                    DLJ FIRST ESC, L.L.C.
                                    By: DLJ LBO Plans Management Corporation
                                    Its: Manager


                                    By:   /s/ Philippe O. Chambon
                                       -----------------------------------------

                                    Name:     Philippe O. Chambon
                                         ---------------------------------------

                                    Title:    Attorney-In-Fact
                                          --------------------------------------



                                    --------------------------------------------
                                    Roy M. Barbee


                                    /s/ Vaughn D. Bryson
                                    --------------------------------------------
                                    Vaughn D. Bryson


                                    /s/ Joseph C. Cook
                                    --------------------------------------------
                                    Joe C. Cook


                                    /s/ Arthur M. Pappas
                                    --------------------------------------------
                                    Arthur M. Pappas


                    [Signatures continued on following page]

                                 CORDOVA TECHNOLOGY PARTNERS, L.P.


                                 By:   /s/
                                    --------------------------------------------

                                 Name:
                                      ------------------------------------------

                                 Title:     Managing Partner
                                       -----------------------------------------


                                 LIVE OAK EQUITY PARTNERS, L.P.


                                 By:   /s/
                                    --------------------------------------------

                                 Name:
                                      ------------------------------------------

                                 Title:     General Partner
                                       -----------------------------------------


                                 SENTRON MEDICAL, INC.


                                 By:   /s/ Vincent M. Paglino
                                    --------------------------------------------

                                 Name:     Vincent M. Paglino
                                      ------------------------------------------

                                 Title: Vice President for Sentron Medical, Inc.
                                       -----------------------------------------


                                 TRUSTEES OF BOSTON UNIVERSITY


                                 By:   /s/ Matthew J. Burns
                                    --------------------------------------------

                                 Name:     Matthew J. Burns
                                      ------------------------------------------

                                 Title:    Assistant Treasurer
                                       -----------------------------------------

                                 PACIFIC HORIZONS PARTNERS II L.P.


                                 By:   /s/
                                    --------------------------------------------

                                 Name:
                                      ------------------------------------------

                                 Title:    General Partner
                                       -----------------------------------------

                                 PACIFIC HORIZONS PARTNERS III L.P.


                                 By:   /s/
                                    --------------------------------------------

                                 Name:
                                      ------------------------------------------

                                 Title:    General Partner
                                       -----------------------------------------


                    [Signatures continued on following page]

                                    LONG ALDRIDGE & NORMAN LLP


                                    By:   /s/ Leonard A. Silverstein
                                       -----------------------------------------

                                    Name:     Leonard A. Silverstein
                                         ---------------------------------------

                                    Title:    Partner
                                          --------------------------------------


                                    ZEIST FOUNDATION, INC.


                                    By:   /s/ George W. Brumley, Jr.
                                       -----------------------------------------

                                    Name:     George W. Brumley, Jr.
                                         ---------------------------------------

                                    Title:    President
                                          --------------------------------------



                                    /s/ George W. Brumley, Jr.
                                    --------------------------------------------
                                    George W. Brumley, Jr.



                                    /s/ Jean S. Brumley
                                    --------------------------------------------
                                    Jean S. Brumley



                                    /s/ George William Brumley III
                                    --------------------------------------------
                                    George William Brumley III


                                    OAKWOOD MEDICAL INVESTORS II, L.L.C.


                                    By:   /s/ Raul E. Perez, M.D.
                                       -----------------------------------------

                                    Name:     Raul E. Perez, M.D.
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------


                                    COMMUNITY INVESTMENT
                                    PARTNERS III L.P., LLLP


                                    By:   /s/ Daniel A. Burkhardt
                                       -----------------------------------------

                                    Name:     Daniel A. Burkhardt
                                         ---------------------------------------

                                    Title:    President
                                          --------------------------------------

                    FIFTH AMENDMENT TO AMENDED AND RESTATED
                            MASTER RIGHTS AGREEMENT

         THIS FIFTH AMENDMENT TO AMENDED AND RESTATED MASTER
RIGHTS AGREEMENT (the "Amendment"), dated as of August 30, 1999, is entered into by and among ATHEROGENICS, INC., a Georgia corporation (the "Company"), and the other parties listed on the signature pages hereto, with respect to the Amended and Restated Master Rights Agreement, dated as of October 31, 1995, by and among the Company and the other parties thereto, as amended (the "Agreement").

                                    RECITALS

         WHEREAS, the Company intends to sell shares of its Series C Convertible Preferred Stock (the "Series C Preferred") to William Blair Capital Partners VI, L.P. (the "Purchaser") pursuant to the terms of a Series C Convertible Preferred Stock Purchase Agreement dated of even date herewith (the "Purchase Agreement");

         WHEREAS, pursuant to the terms of the Purchase Agreement, the Purchaser must be added as a party to the Agreement;

         WHEREAS, to add the Purchaser as a party to the Agreement requires certain amendments to the Agreement;

         WHEREAS, pursuant to Section 5.8 of the Agreement, the Agreement may be amended only with the written consent of the Company and the holders of at least 66-2/3% of the Registrable Stock then in existence; and

         WHEREAS, in order to add the Purchaser as a party to the Agreement and to make certain other amendments to the Agreement, the parties hereto desire to enter into this Amendment in accordance with Section 5.8 of the Agreement;

         NOW, THEREFORE, for and in consideration of the premises, the agreements and covenants set forth herein, and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

         2.       Amendments. The Agreement is hereby amended as follows:

                  (a) Section 1.1(l) is amended in its entirety to read as follows:

                           (1) "Investors." The term "Investors" shall mean Alliance, ATV/GP, ATV/MFJ, Intelligent Systems, Murex, Sanderling Limited, Sanderling Venture,

                  Sanderling Biomedical, Sanderling Management, NY Life , Phoenix Leasing Incorporated, Sprout Capital VII, L.P., Sprout CEO Fund, L.P., DLJ Capital Corp., DLJ First ESC L.L.C., DP III Associates, L.P., Old Court Limited, Domain Partners III, L.P., Roy M. Barbee, Vaughn D. Bryson, Joe C. Cook, Arthur M. Pappas, Long Aldridge & Norman LLP, Cordova Technology Partners, L.P., Live Oak Equity Partners, L.P., Sentron Medical, Inc., Trustees of Boston University, Pacific Horizons Partners II L.P., Pacific Horizons Partners III L.P., Zeist Foundation, Inc., George W. Brumley, Jr. and Jean
                  S. Brumley, Joint Tenants with Right of Survivorship, George William Brumley III, Oakwood Medical Investors II, L.L.C., Community Investment Partners III L.P., LLLP, William Blair Capital Partners VI, L.P., their respective successors and assigns and any other holder of Preferred Stock who by amendment is added as a party to this Agreement.

                  (b) Section 2.2(c)(xi) is hereby amended by deleting therefrom the number "7,500,000" and replacing it with the number "8,500,000".

         3. Purchaser. Upon the effectiveness of this Amendment, as provided in Section 4 hereof, the Purchaser shall have all of the rights and privileges and shall be bound by all of the terms and conditions of the Agreement applicable to Investors.

         4. Effectiveness. This Amendment shall become effective upon the execution hereof by (a) the Company, (b) the holders of 66-2/3% of the Registrable Stock outstanding immediately prior to the issuance of shares of Series C Preferred pursuant to the Purchase Agreement and (c) the Purchaser.

         5. Effect of Amendment. Except as amended as set forth above, the Agreement shall continue in full force and effect.

         6. Intent of the Parties. The Parties intend that the Recitals set forth in this Agreement shall be part of this Agreement.

         7. Counterparts. This Amendment may be signed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.
                                                     ATHEROGENICS, INC.



                                                     By: /s/ M. P. Colonnese
                                                        -----------------------
                                                   Name:   M. P. Colonnese
                                                        -----------------------
                                                  Title:    Vice President
                                                        -----------------------

                    [Signatures continued on following page]

                                     ALLIANCE TECHNOLOGY VENTURES, L.P.
                                     ATV/GP PARALLEL FUND, L.P.
                                     ATV/MFJ PARALLEL FUND, L.P.



                                     By: /s/
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     INTELLIGENT SYSTEMS CORPORATION



                                     By: /s/
                                        ---------------------------------------
                                     Name:   J. L.
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     INTERNATIONAL MUREX TECHNOLOGIES
                                     CORPORATION



                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------


                                     NEW YORK LIFE INSURANCE COMPANY



                                     By:/s/ Richard Drake
                                        ---------------------------------------
                                     Name:   Richard F. Drake
                                          -------------------------------------
                                     Title:  Director, Venture Capital
                                           ------------------------------------

                                     SANDERLING III LIMITED PARTNERSHIP
                                     SANDERLING VENTURE PARTNERS III, L.P.
                                     SANDERLING III BIOMEDICAL, L.P.
                                     SANDERLING VENTURES MANAGEMENT


                                     By:/s/ Fred A. Middleton
                                        ---------------------------------------
                                     Name:   Fred A. Middleton
                                          -------------------------------------
                                     Title:  General Partner
                                           ------------------------------------

                    [Signatures continued on following page]

                                     PHOENIX LEASING INCORPORATED



                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     DP III ASSOCIATES, L.P.
                                     By: One Palmer Square Associates III, L.P.
                                     Its: General Partner


                                     By:/s/ Kathleen K. Schoemaker
                                        ---------------------------------------
                                     Name:   Kathleen K. Schoemaker
                                          -------------------------------------
                                     Title:  General Partner
                                           ------------------------------------


                                     BIOTECHNOLOGY INVESTMENTS LIMITED
                                     By: Old Court Limited
                                     Its:   Custodian
                                         --------------------------------------


                                     By:/s/ Kathleen K. Schoemaker
                                        ---------------------------------------
                                     Name:   Kathleen K. Schoemaker
                                          -------------------------------------
                                     Title:  Attorney-In-Fact
                                           ------------------------------------


                                     DOMAIN PARTNERS III, L.P.
                                     By: One Palmer Square Associates III, L.P.
                                     Its: General Partner



                                     By:/s/ Kathleen K. Schoemaker
                                        ---------------------------------------
                                     Name:   Kathleen K. Schoemaker
                                          -------------------------------------
                                     Title:  General Partner
                                           ------------------------------------


                    [Signatures continued on following page]

                                     SPROUT CAPITAL VII, L.P.
                                     By: DLJ Capital Corp.
                                     Its: Managing General Partner



                                     By:/s/ Philippe O. Chambon
                                        ---------------------------------------
                                     Name:   Philippe O. Chambon
                                          -------------------------------------
                                     Title:  Attorney-In-Fact
                                           ------------------------------------


                                     SPROUT CEO FUND, L.P.
                                     By: DLJ Capital Corp.
                                     Its: General Partner



                                     By:/s/ Philippe O. Chambon
                                        ---------------------------------------
                                     Name:   Philippe O. Chambon
                                          -------------------------------------
                                     Title:  Attorney-In-Fact
                                           ------------------------------------

                                     DLJ CAPITAL CORP.



                                     By:/s/ Philippe O. Chambon
                                        ---------------------------------------
                                     Name:   Philippe O. Chambon
                                          -------------------------------------
                                     Title:  Attorney-In-Fact
                                           ------------------------------------


                                     DLJ FIRST ESC, L.L.C.
                                     By: DLJ LBO Plans Management Corporation
                                     Its: Manager



                                     By:/s/ Philippe O. Chambon
                                        ---------------------------------------
                                     Name:   Philippe O. Chambon
                                          -------------------------------------
                                     Title:  Attorney-In-Fact
                                           ------------------------------------



                                     ------------------------------------------
                                     Roy M. Barbee

                    [Signatures continued on following page]

                                     /s/ Vaughn D. Bryson
                                     ------------------------------------------
                                     Vaughn D. Bryson



                                     /s/ Joseph C. Cook
                                     ------------------------------------------
                                     Joe C. Cook



                                     /s/ Arthur M. Pappas
                                     ------------------------------------------
                                     Arthur M. Pappas


                                     CORDOVA TECHNOLOGY PARTNERS, L.P.


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:  Managing Partner
                                           ------------------------------------


                                     LIVE OAK EQUITY PARTNERS, L.P.


                                     By:
                                        ---------------------------------------
                                     Name:   Murali
                                          -------------------------------------
                                     Title:  General Partner
                                           ------------------------------------


                                     SENTRON MEDICAL, INC.


                                     By:/s/ Steven R. Gailar
                                        ---------------------------------------
                                     Name:   Steven R. Gailar
                                          -------------------------------------
                                     Title:  Group Director, Venture Projects
                                           ------------------------------------


                                     TRUSTEES OF BOSTON UNIVERSITY


                                     By:/s/ Matthew J. Burns
                                        ---------------------------------------
                                     Name:   Matthew J. Burns
                                          -------------------------------------
                                     Title:  Assistant Treasurer
                                             Boston University
                                           ------------------------------------

                    [Signatures continued on following page]

                                     PACIFIC HORIZONS PARTNERS II L.P.



                                     By:/s/ Donald J. Elmer
                                        ---------------------------------------
                                     Name:   Donald J. Elmer
                                          -------------------------------------
                                     Title:  G. P.
                                           ------------------------------------

                                     PACIFIC HORIZONS PARTNERS III L.P.



                                     By:/s/ Donald J. Elmer
                                        ---------------------------------------
                                     Name:   Donald J. Elmer
                                          -------------------------------------
                                     Title:  G. P.
                                           ------------------------------------


                                     LONG ALDRIDGE & NORMAN LLP



                                     By:/s/ Leonard A. Silverstein
                                        ---------------------------------------
                                     Name:   Leonard A. Silverstein
                                          -------------------------------------
                                     Title:  Partner
                                           ------------------------------------


                                     ZEIST FOUNDATION, INC.



                                     By:/s/ George W. Brumley, Jr.
                                        ---------------------------------------
                                     Name:   George W. Brumley, Jr.
                                          -------------------------------------
                                     Title:  Co-President
                                           ------------------------------------



                                     /s/ George W. Brumley, Jr.
                                     ------------------------------------------
                                     George W. Brumley, Jr.



                                     /s/ Jean S. Brumley
                                     ------------------------------------------
                                     Jean S. Brumley



                                     /s/ George W. Brumley III
                                     ------------------------------------------
                                     George William Brumley III

                    [Signatures continued on following page]

                                     OAKWOOD MEDICAL INVESTORS II, L.L.C.



                                     By:/s/ Raul E. Perez, M. D.
                                        ---------------------------------------
                                     Name:   Raul E. Perez, M. D.
                                          -------------------------------------
                                     Title:  Manager
                                           ------------------------------------


                                     COMMUNITY INVESTMENT
                                     PARTNERS III L.P., LLLP



                                     By:/s/ Dan Burkhardt
                                        ---------------------------------------
                                     Name:   Dan Burkhardt
                                          -------------------------------------
                                     Title:  Chairman
                                           ------------------------------------


                                     WILLIAM BLAIR CAPITAL PARTNERS VI, L.P.



                                     By:/s/ A. M. Minocherhomjee
                                        ---------------------------------------
                                     Name:   Arda M. Minocherhomjee
                                          -------------------------------------
                                     Title:  Managing Director
                                           ------------------------------------